EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF ARTISAN CONSUMER GOODS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Artisan Consumer Goods, Inc. for the quarter ended September 30, 2018, the undersigned, Amber Joy Finney, President and Chief Executive Officer of Artisan Consumer Goods, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of Artisan Consumer Goods, Inc.

Date: November 9, 2018	By:	/s/ Amber Joy Finney
Amber Joy Finney
President and Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)